CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.13.1

GOOGLE SERVICES AGREEMENT

COMPANY INFORMATION

COMPANY: Synacor, Inc.

	Business Contact:	Legal Contact:	Technical Contact:
Name:	Ron Frankel	Michelle Webb	Matt Leardini

Title:	CEO	Corporate Counsel	Director Search & Advertising

Address, City, State,	40 La Riviere Drive, Suite 300	40 La Riviere Drive, Suite 300	40 La Riviere Drive, Suite 300
Postal Code:	Buffalo, NY 14202	Buffalo, NY 14202	Buffalo, NY 14202

Phone:

Fax:

Email:	rfrankel@synacor.com	mwebb@synacor.com	mlcardini@synacor.com

TERM

TERM: Starting on March 1, 2011 (“Effective Date”) and continuing through February 28, 2014 (inclusive)

SEARCH SERVICES

☒ WEBSEARCH SERVICE (“WS”)	Search Fees

Sites approved for WS: See Exhibit A
Approved Client Applications for WS: [*]	[*] Requests for Search Results Sets

ADVERTISING SERVICES

☒ ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	AFS Deduction Percentage

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Sites approved for AFS: See Exhibit A

Approved Client Applications for AFS: [*]	See Exhibit B	[*]
[*]

☐ ADSENSE FOR CONTENT (“AFC”)	AFC Revenue Share Percentage	AFC Deduction Percentage
Sites approved for.APC: See Exhibit A

Approved Client Applications for AFC: [*]	See Exhibit C	[*]
[*]

CURRENCY

☐ AUD	☐ JPY
☐ CAD	☐ KRW
☐ EUR	☒ USD
☐ GBP	☐ Other

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This Google Services Agreement (“Agreement”) is entered into by Google Inc. (“Google”) and Synacor, Inc. (“Company”) and is effective as of the Effective Date.

1. Definitions. In this Agreement:

1.1. “Ad” means an individual advertisement provided through the applicable Advertising Service.

1.2. “Ad Deduction” means, for each of the Advertising Services, for any period during the Term, the Deduction Percentage (listed on the front pages of this Agreement) of Ad Revenues.

1.3. “Ad Revenues” means, for each of the Advertising Services, for any period during the Term, revenues that are recognized by Google and attributed to Ads in that period.

1.4. “Ad Set” means a set of one or more Ads.

1.5. “Advertising Services” means the advertising services selected on the front pages of this Agreement.

1.6. “AFC RPM” means AFC Ad Revenues per one thousand AFC Requests.

1.7. “Affiliate” of a party means any corporate entity that directly or indirectly controls, is controlled by or is under common control with that party.

1.8. “Approved Client Application” means any application, plug-in, helper, component or other executable code that runs on a user’s computer and is approved by Google for the purpose of accessing a Service.

1.9. “Brand Features” means each party’s trade names, trademarks, logos and other distinctive brand features.

1.10. “Company Content” means any content served to End Users that is not provided by Google.

1.11. “Confidential Information” means information disclosed by (or on behalf of) one party to the other party under this Agreement that is marked as confidential or would normally be considered confidential under the circumstances in which it is presented. It does not include information that the recipient already knew, that becomes public through no fault of the recipient, that was independently developed by the recipient without reliance on the confidential information (as defmed here), or that was lawfully given to the recipient by a third party.

1.12. “End Users” means individual human end users of a Site or Approved Client Application.

1.13. “Google Branding Guidelines” means the brand treatment guidelines applicable to the Services and located at the following URL: http://www.google.com/wssynd/02brand.html (or a different URL Google may provide to Company from time to time).

1.14. “Google Program Guidelines” means the policy and implementation guidelines applicable to the Services and as provided by Google to Company from time to time.

1.15. “Intellectual Property Rights” means all copyrights, moral rights, patent rights, trademarks, rights in or relating to Confidential Information and any other intellectual property or similar rights (registered or unregistered) throughout the world.

1.16. “Net Ad Revenues” means, for each of the Advertising Services, for any period during the Term, Ad Revenues for that period minus the Ad Deduction for that period.

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1.17. [*] means [*] consisting of [*] which are [*] and which generates a [*].

1.18. [*] means a Search Query [*].

1.19. “Request” means a request from Company or an End User (as applicable) to Google for a Search Results Set and/or an Ad Set (as applicable).

1.20. “Results” means Search Results Sets, Search Results, Ad Sets or Ads.

1.21. “Results Page” means any Site page which contains any Results.

1.22. “Search Box” means a search box (or other means approved by Google) for the purpose of sending search queries to Google as part of a Request.

1.23. “Search Query” means a text query entered and submitted into a Search Box on the Site or on an Approved Client Application by an End User [*].

1.24. “Search Result” means an individual search result provided through the applicable Search Service.

1.25. “Search Results Set” means a set of one or more Search Results.

1.26. “Search Services” means the search services selected on the front pages of this Agreement.

1.27. “Services” means the Advertising Services and/or Search Services (as applicable).

1.28. “Site(s)” means the Web site(s) [*] located at the URL(s) listed in Exhibit A, together with the additional URL(s) approved by Google from time to time under subsection 9.3(a) below. Additional definitions and terms and conditions applicable [*] are set forth in Exhibit G.

2. Launch, Implementation and Maintenance of Services.

2.1. Launch. The parties will each use reasonable efforts to launch the Services into live use on new Site(s) within 30 days from approval of new Site(s). Company will not launch its implementation of the Services into live use on new Site(s), and this implementation will not be payable by Google, until Google has approved the implementation in writing, which approval will not be unreasonably withheld or delayed.

2.2. Implementation and Maintenance

(a) Throughout the Term, Google will make available and Company will implement and maintain each of the Services on each of the Sites and Approved Client Applications.

(b) Company will ensure that Company:

(i) [*] Company has technical and editorial control in relation to each page, including Results Pages, on which the Services are implemented; and

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(ii) has control over the way in which the Services are implemented on each of those pages and Approved Client Applications.

(iii) Notwithstanding Sections 2.2(b)(i) and 2.2(b)(ii), Google acknowledges that (a) [*] may have decision making authority in relation to the content on each page and placement of such content on the [*], (b) hardware used to host the Sites may be hosted in data centers [*] and (c) [*] have decision making authority over portions of the pages that contain the Google Search Box and/or Results on the [*]. Notwithstanding the preceding sentence, in no circumstances do such [*] control the implementation of the [*]. If any given Site is not in compliance with 2.2(b)(i, ii, or iii), Google shall have the right to suspend the Site that is in violation pursuant to Section 3.2.

(c) Company will ensure that the Services are implemented and maintained in accordance with:

(i) the applicable Google Branding Guidelines;

(ii) the applicable Google Program Guidelines;

(iii) the mock-ups and specifications for the Services included in the exhibits to this Agreement; and

(iv) Google technical protocols (if any) and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

(d) Company will ensure that (i) every Search Query generates a WS Request, (ii) every Request is generated by a Search Query and (iii) every Request contains the Search Query that generated that Request.

(e) Company will request at least [*] wide format AFS Ads for each AFS Request.

(f) Google will, upon receiving a Request sent in compliance with this Agreement, provide a Search Results Set and/or an Ad Set (as applicable) when such Results are available. Company will then display the Search Results Set and/or Ad Set (as applicable) on the applicable Site or Approved Client Application.

(g) Company will ensure that at all times during the applicable Term, a clearly labeled and easily accessible privacy policy is in place relating to the Site(s) and Approved Client Application(s) and that such privacy policy:

(i) clearly discloses to End Users that third parties may be placing and reading cookies on End Users’ browsers, or using web beacons or similar technologies to collect information in the course of advertising being served on the Site(s) or Approved Client Application(s); and

(ii) includes information about End Users’ options for cookie management.

3. Policy and Compliance Obligations.

3.1 Policy Obligations. Company will not, and will not knowingly or negligently allow any third party to:

(a) modify, obscure or prevent the display of all, or any part of, any Results;

(b) edit, filter, truncate, append terms to or otherwise modify any Search Query;

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(c) implement any click tracking or other monitoring of Results except as provided in the Google Program Guidelines.

(d) display any Results in pop-ups, pop-unders, exit windows, expanding buttons, animation or other similar methods;

(e) interfere with the display of or frame any Results Page or any page accessed by clicking on any Results;

(f) display any content between any Results and any page accessed by clicking on those Results or place any interstitial content immediately before any Results Page containing any Results;

(g) enter into any type of co-branding, white labeling or sub-syndication arrangement with any third party in connection with any Results or Ad revenue, [*];

(h) directly or indirectly, (i) offer incentives to End Users to generate Requests or clicks on Results, (ii) fraudulendy generate Requests or clicks on Results or (iii) modify Requests or clicks on Results;

(i) “crawl”, “spider”, index or in any non-transitory manner store or cache information obtained from the Services (including Results); and

(j) display on any Site or Approved Client Application, any content that violates or encourages conduct that would violate the Google Program Guidelines, Google technical protocols and any other technical requirements and specifications applicable to the Services that are provided to Company by Google from time to time.

3.2 Compliance Obligations. Company will not knowingly or negligently allow any use of or access to the Services through any Site or Approved Client Application which is not in compliance with the applicable terms of this Agreement. Company will use commercially reasonable efforts to monitor for any such access or use and will, if any such access or use is detected, take all commercially reasonable steps requested by Google to disable this access or use. If Company is not in compliance with this Agreement at any time, Google may, with notice to Company, suspend provision of all (or any part of) the applicable Services until Company implements adequate corrective modifications as reasonably required and determined by Google.

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[*]

[*]

6. [*]. Notwithstanding anything to the contrary in the Agreement, End Users may submit queries through the Sites by [*]. Company shall not generate [*] in order to specifically [*]. Each End User [*] on a [*] shall operate as a [*] and all terms set forth in the Agreement pertaining to Search Queries shall apply. For avoidance of doubt, [*] are considered “Company Content” as set forth in the Agreement and shall be composed solely of the (i) [*] and (ii) such additional information as is normally required by Google to be provided with a Search Query typed into a search box by an End User [*], but shall not include personally identifiable information). [*] shall be updated [*], with a frequency of [*]. Except as otherwise approved by Google in writing, each cluster or grouping of [*] shall appear as set forth in Exhibit D and Exhibit E. Upon [*] written notice and at Google’s reasonable discretion, Google may require Company to [*].

7. Reporting. Google will continue to provide detailed account reporting through the online Google console.

8. Approved Client Applications. Company will, and will ensure that any Approved Client Application(s) will comply with Google’s Client Application Guidelines, as provided by Google to Company from time to time, except to the extent the parties agree otherwise in writing. Any updates will provide for the [*] nature of this Agreement as currently set forth in the copy of the Client Application Guidelines attached as Exhibit K

9. Changes and Modifications.

9.1. By Google. If Google modifies the Google Branding Guidelines, Google Program Guidelines, the Google technical protocols and the modification requires action by Company, Company will take the necessary action no later than 30 days from receipt of notice from Google. Any modifications to the Google Branding Guidelines, Google Program Guidelines will be generally applied to Google’s similarly situated customers in the same region who are using the specific Service impacted by the modification.

9.2. By Company. Company will provide Google with at least 15 days prior notice of any change in code or serving technology that could reasonably be expected to affect the delivery or display of any Results.

9.3. Site List Changes

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(a) Company may notify Google from time to time (including via email) that it wishes to add URL(s) to those comprising the Site(s) or provide the Approved Client Applications to a new [*], by sending notice to Google at least [*] days before Company wishes the addition to take effect. Google may approve or disapprove the request to add URL(s) or client application in its reasonable discretion, this approval or disapproval to be in writing. If Company requests to add a URL, Company will notify Google using the form attached in Exhibit 1. Company may [*] Sites or [*] the implementation of the Approved Client Application for any given [*] at any time upon at least [*] written notice.

(b) If there is a change in control of any [*] or Approved Client Application such that the conditions set out in Section 2.2(b)(i), 2.2(b)(ii) or 2.2(b)(iii) are not met:

(i) Company will provide notice to Google at least [*] days before the change,

(ii) unless the entire Agreement is assigned to the third party controlling the Site or Approved Client Application in compliance with Section 18.3 below, from the date of that change in control of the Site or Approved Client Application, that Site or Approved Client Application will be treated as removed from this Agreement. Company will ensure that from that date, the Services are no longer implemented on that Site or Approved Client Application. For avoidance of doubt, the change in control provision for [*] is set forth in Exhibit G.

10.	Intellectual Property.

Except to the extent expressly stated otherwise in this Agreement, neither party will acquire any right, title or interest in any Intellectual Property Rights belonging to the other party, or to the other party’s licensors.

11.	Brand Features.

11.1. Google grants to Company a non-exclusive and non-sublicensable license during the Term to use the Google Brand Features solely to fulfill Company’s obligations in connection with the Services in accordance with this Agreement and the Google Branding Guidelines. With regard to Approved Client Applications, Company [*] as described in Exhibit K (Client Application Guidelines), and [*] of the Approved Client Application, or [*] for the Approved Client Application, unless otherwise approved by Google in writing. Google may revoke this license at any time upon notice to Company. Any goodwill resulting from the use by Company of the Google Brand Features will belong to Google, and any goodwill resulting from use by Google of the Company Brand Features will belong to [*].

11.2. Google may include Company’s Brand Features in customer lists. Google will provide Company with a sample of this usage if requested by Company.

11.3. Company may include Google’s Brand Features in vendor lists subject to the Google Branding Guidelines and Google’s written consent prior to each usage.

12.	Payment.

12.1. Search Services

(a) Google will invoice Company for Search Fees in the month after the Search Services are rendered. Company will pay the invoice amount, if any, to Google within [*] days of the date of invoice. If Company’s payment for Search Fees is overdue, Google may offset the Search Fees payable by Company under this Agreement against Google’s payment obligations to Company under this Agreement.

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(b) The Search Fees owed to Google under this Agreement will be calculated using the number of Requests for Search Results Sets as reported by Google.

12.2. Advertising Services

(a) For each applicable Advertising Service, Google will pay Company an amount equal to the Revenue Share Percentage (listed on the front pages of this Agreement) of Net Ad Revenues attributable to a calendar month. This payment will be made in the month following the calendar month in which the applicable Ads were displayed.

(b) Google’s payments for Advertising Services under this Agreement will be based on Google’s accounting which may be filtered to exclude invalid queries, impressions, conversions or clicks, [*].

12.3. All Services

(a) As between Google and Company, Google is responsible for all taxes (if any) associated with the transactions between Google and advertisers in connection with Ads displayed on the Sites or Approved Client Applications. Company is responsible for all taxes (if any) associated with the Services, other than taxes based on Google’s net income. All payments to Company from Google in relation to the Services will be treated as inclusive of tax (if applicable) and will not be adjusted. If Google is obligated to withhold any taxes from its payments to Company, Google will notify Company of this and will make the payments net of the withheld amounts. Google will provide Company with original or certified copies of tax payments (or other sufficient evidence of tax payments) if any of these payments are made by Google.

(b) .All payments due to Google or to Company will be in the currency specified in this Agreement and made by electronic transfer to the account notified to the paying party by the other party for that purpose. The party receiving payment will be responsible for any bank charges assessed by the recipient’s bank.

(c) In addition to other rights and remedies Google may have, Google may offset any payment obligations to Company that Google may incur under this Agreement against any product or service fees owed to Google and not yet paid by Company under this Agreement or any other agreement between Company and Google. Google may also withhold and offset against its payment obligations under this Agreement, or require Company to pay to Google within [*] days of any invoice, any amounts Google may have overpaid to Company within the [*] prior to the date of such withholding, offset, or invoice.

13. Warranties; Disclaimers.

13.1. Warranties. Each party warrants that (a) it has full power and authority to enter into this Agreement; and (b) entering into or performing under this Agreement will not violate any agreement it has with a third party.

13.2. Disclaimers. Except as expressly provided for in this Agreement and to the maximum extent permitted by applicable law, NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND, WHETHER IMPLIED, STATUTORY, OR OTHERWISE AND DISCLAIMS, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

14. Indemnification.

14.1. By Company. Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim:

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(a) arising from any Company Content, Sites or Company Brand Features (b) arising from Company’s breach of this Agreement; or (c) arising from any Approved Client Applications.

14.2. By Google. Google will indemnify, defend, and hold harmless Company from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: (a) that Google’s technology used to provide the Services or any Google Brand Features infringes or misappropriates any copyright, trade secret, trademark or US patent of that third party; or (b) arising from Google’s breach of this Agreement. For purposes of clarity, except for the indemnity obligations described in 14.2 (a) and (b), Google will not have any obligations or liability under this Section 14 arising from any Search Results or Ads, or content to which Search Results or Ads link.

14.3. General. The party seeking indemnification will promptly notify the other party of the claim and cooperate with the other party in defending the claim. The indemnifying party has full control and authority over the defense, except that any settlement requiring the party seeking indemnification to admit liability or to pay any money will require that party’s prior written consent, such consent not to be unreasonably withheld or delayed. The other party may join in the defense with its own counsel at its own expense. THE INDEMNITIES IN SUBSECTIONS 14.1 and 14.2 ARE THE ONLY REMEDY UNDER THIS AGREEMENT FOR VIOLATION OF A THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS.

15. Limitation of Liability.

15.1. Limitation

(a) NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR LOST REVENUES OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES, EVEN IF THE PARTY KNEW OR SHOULD HAVE KNOWN THAT SUCH DAMAGES WERE POSSIBLE AND EVEN IF DIRECT DAMAGES DO NOT SATISFY A REMEDY.

(b) NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR MORE THAN THE NET AMOUNT THAT PARTY HAS RECEIVED AND RETAINED UNDER THIS AGREEMENT DURING THE 12 MONTHS BEFORE THE CLAIM ARISES.

15.2. Exceptions to Limitations. These limitations of liability do not apply to Company’s breach of Sections 4 and 5, breaches of confidentiality obligations contained in this Agreement, violations of a party’s Intellectual Property Rights by the other party, or indemnification obligations contained in this Agreement.

16. Confidentiality; PR.

16.1. Confidentiality. The recipient of any Confidential Information will not disclose that Confidential Information, except to Affiliates, employees, and/or agents who need to know it and who have agreed in writing to keep it confidential. The recipient will ensure that those people and entities use Confidential Information only to exercise rights and fulfill obligations under this Agreement and keep the Confidential Information confidential. The recipient may also disclose Confidential Information when required by law after giving the discloser reasonable notice (provided such notice is not prohibited by law) and the opportunity to seek confidential treatment, a protective order or similar remedies or relief prior to disclosure.

16.2. Exceptions.

(a) Notwithstanding Section 16.1, Google may (a) inform advertisers of Company’s participation in the Google AdSense Program; and (b) share with advertisers Site-specific statistics, the Site URL and related information collected by Google through its provision of the Advertising Service to Company. Disclosure of information by Google under this subsection 16.2(a) will be subject to the terms of the Google Privacy Policy located at the following URL:

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http://www.google.com/privacypolicy.html (or a different URL Google may provide to Company from time to time).

16.3. PR. Neither party will issue any public statement regarding this Agreement without the other party’s prior written approval.

17. Term and Termination.

17.1. Term. The term of this Agreement is the Term stated on the front pages of this Agreement, unless earlier terminated as provided in this Agreement.

17.2. Termination.

(a) Either party may terminate this Agreement with notice if the other party is in material breach of this Agreement:

(i) where the breach is incapable of remedy;

(ii) where the breach is capable of remedy and the party in breach fails to remedy that breach within 30 days after receiving notice from the other party; or

(iii) more than twice even if the previous breaches were remedied.

(b) On the two year anniversary of the Effective Date (“Two Year Anniversary”), either party may terminate this Agreement by providing notice to the other no later than sixty (60) days prior to the Two Year Anniversary .

(c) Google may, with 30 days prior notice to Company, remove or require Company to remove AFC from any Site or set of pages on a Site on which the monthly AFC RPM falls below [*] for the previous calendar month, provided the monthly AFC RPM does not meet or exceed [*] during such 30 day notice period.

(d) Google reserves the right to suspend or terminate Company’s use of any Services that are alleged or reasonably believed by Google to infringe or violate a third party right. If any suspension of a Service under this subsection 17.2(d) continues for more than 6 months, Company may immediately terminate this Agreement upon notice to Google.

(e) Upon the expiration or termination of this Agreement for any reason:

(i) all rights and licenses granted by each party will cease immediately; and

(ii) if requested, each party will use commercially reasonable efforts to promptly return to the other party, or destroy and certify the destruction of, all Confidential Information disclosed to it by the other party.

(f) Google may, with 30 days prior notice to Company, terminate this Agreement if the monthly gross combined AFS Ad Revenue and AFC Ad Revenue falls below [*] for any two month period as a result of Company’s removal of Sites pursuant to Section 9.3.

18.	Miscellaneous.

18.1. Compliance with Laws. Each party will comply with all applicable laws, rules, and regulations in fulfilling its obligations under this Agreement.

18.2. Notices. All notices will be in writing and addressed to the attention of the other party’s Legal Department and primary point of contact. Notice will be deemed given (a) when verified by

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written receipt if sent by personal courier, overnight courier, or mail; or (b) when verified by automated receipt or electronic logs if sent by facsimile or email.

18.3. Assignment. Neither party may assign or transfer any part of this Agreement without the written consent of the other party, except to an Affiliate but only if (a) the assignee agrees in writing to be bound by the terms of this Agreement and (b) the assigning party remains liable for obligations under this Agreement. Any other attempt to transfer or assign is void.

18.4. Change of Control.

(a) Upon the earlier of (i) entering into an agreement providing for a Change of Control or (ii) the occurrence of a Change of Control (each, a “Change of Control Event”), the party experiencing the Change of Control Event will provide notice to the other party promptly, but no later than 3 days, after the occurrence of the Change of Control Event. The other party may terminate this Agreement by sending notice to the party experiencing the Change of Control Event and the termination will be effective upon the earlier of delivery of the termination notice or 5 days after the occurrence of the Change of Control Event.

(b) For purposes of this Agreement, the following shall be deemed a “Change in Control”: (i) the sale, license or other transfer of all or substantially all of the intellectual property or assets of the Company, (ii) any acquisition of the Company by means of a stock purchase, merger or other form of corporate transaction with any other entity in which the Company’s stockholders prior to the transaction own less than a majority of the voting securities of the surviving entity, or (iii) any transaction or series of related transactions following which the Company’s stockholders prior to such transaction or series of related transactions own less than a majority of the voting securities of the Corporation. For the avoidance of doubt, a Change of Control shall not include an initial public offering of Company.

(c) If a party enters into negotiations for a corporate transaction, where the consummation of such transaction would result in a Change in Control Event, the target party may request permission to disclose the other party’s Confidential Information (including the terms of this Agreement) as part of the due diligence process. The request will be in writing and specify the party to which the Confidential Information would be disclosed. The party receiving the request will respond within a reasonable period of time, but may take steps to protect its Confidential Information, including (i) denying its permission in its sole discretion and (ii) requiring redactions to materials provided to third parties, unless its Confidential Information has already been publicly disclosed in compliance with Section 16 (Confidentiality; PR)).

18.5. Governing Law. This Agreement is governed by California law, excluding California’s choice of law rules. FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE PARTIES CONSENT TO PERSONAL JURISDICTION IN, AND THE EXCLUSIVE VENUE OF, THE COURTS IN SANTA CLARA COUNTY, CALIFORNIA.

18.6. Equitable Relief. Nothing in this Agreement will limit either party’s ability to seek equitable relief.

18.7. Entire Agreement, Amendments. This Agreement is the parties’ entire agreement relating to its subject and supersedes any prior or contemporaneous agreements on that subject. Any amendment must be in writing signed by both parties and expressly state that it is amending this Agreement. For avoidance of doubt, the parties agree that the Google Services Agreement dated June 25, 2004 and Google Services Agreement Order Form dated June 25, 2004 between Google Inc. and Synacor, Inc., as amended (“Legacy Agreement”) shall remain in effect until January 31, 2011 unless otherwise terminated as permitted in the Legacy Agreement. As of the Effective Date, this Agreement shall supersede and replace the Legacy Agreement, except for provisions in the Legacy Agreement that are enumerated as surviving in accordance with the terms of the Legacy Agreement.

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18.8. No Waiver. Failure to enforce any provision will not constitute a waiver.

18.9. Severability. If any provision of this Agreement is found unenforceable, the balance of this Agreement will remain in full force and effect.

18.10. Survival. The following sections of this Agreement will survive any expiration or termination of this Agreement: 10 (Intellectual Property), 14 (Indemnification), 15 (Limitation of Liability), 16 (Confidentiality; PR) and 18 (Miscellaneous).

18.11. Independent Contractors. The parties are independent contractors and this Agreement does not create an agency, partnership, or joint venture.

18.12. No Third Party Beneficiaries. There are no third-party beneficiaries to this Agreement.

18.13. Force Majeure. Neither party will be liable for inadequate performance to the extent caused by a condition (for example, natural disaster, act of war or terrorism, riot, labor condition, governmental action, and Internet disturbance) that was beyond the party’s reasonable control.

18.14. Counterparts. The parties may execute this Agreement in counterparts, including facsimile, PDF or other electronic copies, which taken together will constitute one instrument.

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EXHIBIT A

AFS, AFC and WS Sites

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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EXHIBIT B

AFS Revenue Share Percentage

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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EXHIBIT C

AFC Revenue Share Percentage

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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Exhibit D

Mock-up of a Site home page (showing location of Search Box)

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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EXHIBIT E

Mock-up of a Results Page showing Search Results and AFS Ads on a Site

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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EXHIBIT F

Mock-up of a Results Page showing AFC Ads on a Site

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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EXHIBIT G

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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EXHIBIT H

Additional Terms for [*]

1.	Company may implement on the Results Pages of the Sites, as illustrated in the attached mock-up (Exhibit E), [*], provided that:

a.	all [*] by End Users on [*] generate Search Queries (containing each of the [*]) which are sent to Google for processing as part of the WS Services in accordance with the Agreement and such Search Queries are sent to Google without editing, ftltering, truncating, appending terms to or otherwise modifying such Search Queries, either individually or in the aggregate;

b.	implementation of [*] on each Site is in accordance with the mock-ups for that Site;

c.	the [*] are [*] to search terms entered by End Users; and

d.	the [*] are labeled by Company as [*] (or some similar designation shown in the mock-up); and

e.	[*] are [*] generated by [*] that is not [*] in whole towards [*].

2.	No Google Brand Features may be used in relation to the [*] or [*].

3.	Google may from time to time require that particular [*] or [*] are not used as [*].

4.	Google may terminate the [*] functionality or may require Company to cease [*] at anytime, by giving notice to Company. If the reason for Google’s termination is a Site’s non-compliance with the terms of this Exhibit H, Google will provide Company with notice indicating the nature of the non-compliance. The parties will work in good faith to remedy any concerns within a reasonable timeframe. If no such remedy is possible, or the issue is not resolved within a timely manner as determined solely by Google, Google may suspend provision of the [*] functionality.

5.	Google may elect not to return Ads in response to [*] if Google determines that such feature or implementation is detrimental to Google’s advertiser(s).

6.	If Google chooses to use the AFC Service to serve Ads, Company will ensure that each [*] a valid Request in accordance with this Agreement.

7.	Company will assign client IDs and/or channel IDs to Search Queries generated from [*] as directed by Google. In addition, Company will use such IDs and provide information to Google regarding such IDs as reasonably requested by Google.

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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EXHIBIT I

Additional Site(s) Request Form

for WebSearch / AFS / AFC

Company submits this WebSearch/AFS/AFC Additional Site(s) Request Form pursuant to the Google Services Agreement (“Agreement”) dated March 1, 2011, as amended, between Google Inc. (“Google”), and Synacor, Inc., (“Company”). This Additional Site(s) Request Form is submitted for the purpose of adding additional Web sites as described in Section 9.3(a) of the Agreement, as amended. Company represents and warrants that each of the web site(s) listed below is in compliance with the terms and conditions of the Agreement. Company acknowledges and agrees that if Google approves the additional web site(s), upon receipt of Google’s written approval (which may be via email), the applicable additional web site(s) (and any and all successors and assigns thereto) shall become part of the definition of Site(s) as set forth in Section 1.28 of the Agreement, as amended, and shall be subject to all the terms and conditions of the Agreement. Capitalized terms used but not defined in this Additional Site(s) Request Form will have the meanings given to such terms in the Agreement.

Date of Request:

Company Representative Name and email address:

Google Partner Manager:

URL for Additional Web site(s):	Owner of the Additional Web site(s):	General Content of Additional Web site (subject matter):	Anticipated Launch Date(s):	Anticipated Pageviews per Month:	Service(s) to be Implemented:*

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT J

Mock-up for Approved Client Application

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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EXHIBIT K

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

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APPENDIX A

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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APPENDIX B

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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APPENDIX C

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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APPENDIX D-1

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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APPENDIX D-2

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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APPENDIX E

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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APPENDIX E (continued)

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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APPENDIX F

[*]

Google Confidential

GoogleInc.;GoogleServicesAgreement;v2;July 2010

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